UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 9, 2003

                             RIDGEWOOD HOTELS, INC.
             (Exact name of Registrant as specified in its charter)

         Delaware                        0-14019                  58-1656330
(State or Other Jurisdiction of   (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)

100 Rue Charlemagne Braselton, Georgia                              30517
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (678) 425-0900


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.  Changes in the Registrant's Certifying Accountant.

      Ridgewood Hotels, Inc., a Delaware corporation (the "Company"), engaged Moore Stephens Lovelace, P.A. as its new independent auditor as of May 9, 2003. The decision to engage Moore Stephens Lovelace, P.A. was approved by the Audit Committee of the Board of Directors of the Company.

      During the two most recent fiscal years and through May 9, 2003, the Company has not consulted with More Stephens Lovelace, P.A. regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (2) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K), or a reportable event (as described in Item 304(a)(1)(v) of the Regulation S-K).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                     RIDGEWOOD HOTELS, INC.


                                                     /s/  Henk Evers
                                                     ---------------------------
                                                     By: Henk Evers
                                                     Its: President


Date: May 16, 2003